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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) August 4, 2000



                       PARK MERIDIAN FINANCIAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



        North Carolina                     N/A*                  56-2196075
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
       of Incorporation)                                     Identification No.)


                             6826 Morrison Boulevard
                        Charlotte, North Carolina 28211
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (704) 366-7275
              (Registrant's Telephone Number, Including Area Code)

                               PARK MERIDIAN BANK
              (Former name or address, if changed from last report)



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* Park Meridian Financial Corporation has reporting obligations under Section
12(g) of the Securities Exchange Act of 1934 as a result of a share exchange with Park Meridian Bank effective August 4, 2000. Shares of common stock of Park Meridian Bank were registered under Section 12(g) of the Securities Exchange Act and pursuant to Section 12(i) of such Act, Park Meridian Bank filed its periodic reports with the Federal Deposit Insurance Corporation.


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Item 1.  Change in Control of Registrant.

         On August 4, 2000, Park Meridian Bank, a North Carolina banking association (the "Bank"), and Park Meridian Financial Corporation, a North Carolina corporation (the "Holding Company"), completed a share exchange (the "Share Exchange"), pursuant to an Agreement and Plan of Share Exchange between them dated May 25, 2000, in which one share of common stock of the Bank was exchanged for the right to receive one share of common stock, $0.01 par value, of the Holding Company (the "Holding Company Common Stock"). Prior to the Share Exchange the common stock of the Bank had been registered under Section 12(g) of the Securities Exchange Act of 1934 (the "Exchange Act"). As a result of the Share Exchange, pursuant to Rule 12g-3(a) under the Exchange Act, the Holding Company Common Stock is deemed registered under Section 12(g) of the Exchange Act.

         As a result of the Share Exchange, the Bank became a wholly owned subsidiary of the Holding Company. The directors and officers of the Bank immediately prior to the Share Exchange remain as the directors and officers of the Bank immediately following the Share Exchange. The directors and executive officers of the Holding Company are identical to the directors and executive officers of the Bank immediately prior to the Share Exchange. Because no shareholder elected to pursue statutory rights of dissent and appraisal, the shareholders of the Holding Company immediately following the Share Exchange own the same number of shares of Holding Company Common Stock as the number of shares of the Bank's common stock held by them immediately prior to the Share Exchange.

Item 7.  Financial Statements and Exhibits.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits

                  Exhibit No.       Exhibit
                  -----------       -------

                      2.1 Agreement and Plan of Share Exchange dated as of May 25, 2000 by and between Park Meridian Bank and Park Meridian Financial Corporation

                      3.1 Articles of Incorporation of Park Meridian Financial Corporation

                      3.2         Bylaws of Park Meridian Financial Corporation

                      4.1 Section 7 of the Articles of Incorporation of Park Meridian Financial Corporation (incorporated by reference to Exhibit 3.1 to this Current Report on Form 8-K)



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                      4.2         Articles II and VII of the Bylaws of Park
                                  Meridian Financial Corporation (incorporated by reference to Exhibit 3.2 to this Current Report on Form 8-K)





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Holding Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 7, 2000

                                        PARK MERIDIAN FINANCIAL CORPORATION


                                        By:  /s/ Kevin T. Kennelly
                                             ----------------------------------
                                             Kevin T. Kennelly, President and
                                             Chief Executive Officer